UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 16, 2016

U.S. Silica Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35416	26-3718801
(Commission File Number)	(IRS Employer Identification No.)

8490 Progress Drive, Suite 300, Frederick, MD	21701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 682-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 16, 2016, U.S. Silica Holdings, Inc., a Delaware corporation (“U.S. Silica” or the “Company”), completed the acquisition of New Birmingham, Inc., a Nevada corporation (“NBI”), pursuant to the terms of the previously announced Agreement and Plan of Merger, by and among the Company, New Birmingham Merger Corp., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub 1”), NBI Merger Subsidiary II, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub 2”), NBI, and each of David Durrett and Erik Dall as representatives of the sellers and option holders (the “Merger Agreement”), pursuant to which the Company acquired all of the outstanding capital stock of NBI through the merger of Merger Sub 1 with and into NBI, followed immediately by the merger of NBI with and into Merger Sub 2 (collectively, the “Merger”). The Form 8-K filed August 18, 2016 (the “Initial 8-K”) omitted the financial statements of the business acquired and the pro forma combined financial information as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This amendment to the Initial 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. The Initial 8-K otherwise remains the same and the Items therein, including Item 9.01, are hereby incorporated by reference into this Current Report on Form 8-K/A.

The consideration paid by the Company to the stockholders of NBI at the closing of the Merger consisted of $106,509,000 of cash, subject to customary post-closing adjustments and 2,630,513 shares of common stock of the Company. A portion of the cash consideration has been deposited into escrow to support the post-closing purchase price adjustment and the sellers’ indemnification obligations.

Item 9.01	Financial Statements and Exhibits.

(a)(1) Audited financial statements of business acquired

The audited financial statements of NBI as of and for the year ended December 31, 2015, including the notes thereto, are filed herewith as Exhibit 99.1.

(a)(2) Unaudited financial statements of business acquired

The unaudited financial statements of NBI as of and for the six months ended June 30, 2016, including the notes thereto, are filed herewith as Exhibit 99.2.

(b) Pro forma financial information

The unaudited pro forma condensed combined balance sheet as of June 30, 2016, and statements of operations for the year ended December 31, 2015 and for the six months ended June 30, 2016, including the notes thereto, are filed herewith as Exhibit 99.3.

(d) Exhibits

Exhibit No.	Description

23.1*	Consent of Independent Auditor – BDO USA, LLP

99.1*	The audited financial statements of NBI as of and for the year ended December 31, 2015, including the notes thereto.

99.2*	The unaudited financial statements of NBI as of and for the six months ended June 30, 2016, including the notes thereto.

99.3*	The unaudited pro forma condensed consolidated financial statements of U.S. Silica as of and for the six months ended June 30, 2016, and for the year ended December 31, 2015, including the notes thereto,

*	filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2016

U.S. SILICA HOLDINGS, INC.

/s/ Christine C. Marshall
Christine C. Marshall
Senior Vice President, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Auditor – BDO USA, LLP

99.1	The audited financial statements of NBI as of and for the year ended December 31, 2015, including the notes thereto.

99.2	The unaudited financial statements of NBI as of and for the six months ended June 30, 2016, including the notes thereto.

99.3	The unaudited pro forma condensed consolidated financial statements of U.S. Silica as of and for the six months ended June 30, 2016, and for the year ended December 31, 2015, including the notes thereto,